                                                                                                  EXHIBIT 23.1

                                                   CONSENTS

        We hereby  consent to the  references  made to us, and to the use of our names,  in this  Registration
Statement including the prospectus filed as a part thereof.

                                                                                   Stephen E. Pickett
                                                                      -------------------------------------------
                                                                                   Stephen E. Pickett

                                                                                     Barbara Mathews
                                                                      -------------------------------------------
                                                                                     Barbara Mathews

March 30, 2005